Exhibit 99.1

Orrstown Financial Services and Codorus Valley Bancorp Successfully Complete Merger of Equals

Harrisburg, PA, July 1, 2024: Orrstown Financial Services, Inc. (NASDAQ: ORRF), the holding company for Orrstown Bank (“Orrstown”), and Codorus Valley Bancorp, Inc. (NASDAQ: CVLY), the holding company for PeoplesBank, A Codorus Valley Company (“Codorus Valley”), today announced the successful completion of their previously announced merger of equals creating a premier Pennsylvania and Maryland community bank.

“We are excited to move forward as one unified organization, leveraging our combined strengths to deliver even greater value to our clients, shareholders, community partners, and employees,” said Thomas R. Quinn, Jr., Orrstown’s President and Chief Executive Officer.

“This merger represents a significant milestone in our shared journey towards building a stronger, more resilient bank that is well-positioned for sustainable growth and success,” added Craig L. Kauffman, Orrstown’s Executive Vice President and Chief Operating Officer. Mr. Kauffman formerly served as President and Chief Executive Officer of PeoplesBank.

Clients Should Continue to Bank as They Normally Do

The combined organization will initially operate under both the Orrstown Bank and PeoplesBank brands, and clients will continue to conduct business through their respective Orrstown Bank and PeoplesBank branches, websites and mobile apps. As an immediate benefit, Orrstown Bank and PeoplesBank clients can make withdrawals free of charge throughout the ATM network of the combined bank. Full ATM functionality, including deposits, will be available once the systems and services of Orrstown Bank and PeoplesBank are combined, which is expected in November 2024. Orrstown Bank clients can find additional information at www.orrstown.com, and PeoplesBank clients can find additional information at www.peoplesbanknet.com.

Name, Branding, Headquarters and Markets

The combined company will trade on the Nasdaq Global Select Market under the Orrstown ticker symbol “ORRF” and operate under the “Orrstown Financial Services, Inc.” name. The combined bank will operate under the “Orrstown Bank” name once the systems and services of Orrstown Bank and PeoplesBank are combined, which is expected in November 2024. Until then, PeoplesBank will continue to serve its clients and conduct its business under the PeoplesBank brand name, while operating as a division of Orrstown Bank.

The administrative headquarters of the combined company will be located in Harrisburg, PA, and the operations center of the combined company will be located in York, PA.

Board of Directors

The combined company’s Board of Directors will consist of thirteen members, with seven directors from Orrstown and six directors from Codorus Valley:

•	Sarah M. Brown
•	Brian D. Brunner
•	Scott V. Fainor
•	Cindy J. Joiner
•	John W. Giambalvo
•	Craig L. Kauffman
•	Mark K. Keller
•	J. Rodney Messick
•	Thomas R. Quinn, Jr.
•	Michael J. Rice
•	Eric A. Segal
•	Glenn W. Snoke
•	Joel R. Zullinger

Closing Details

At the effective time of the merger on July 1, 2024, each outstanding share of Codorus Valley common stock was converted into the right to receive 0.875 shares of Orrstown common stock. Former Codorus Valley shareholders collectively represent approximately 44% of the combined company. Shares of Codorus Valley common stock ceased trading prior to the opening of the NASDAQ Global Market Stock Market on July 1, 2024.

Advisors

Raymond James & Associates, Inc. acted as financial advisor to Orrstown and delivered a fairness opinion to the Board of Directors of Orrstown. Goodwin Procter LLP served as legal counsel to Orrstown.

Keefe, Bruyette & Woods, A Stifel Company, acted as financial advisor to Codorus Valley in the transaction and delivered a fairness opinion to the Board of Directors. Holland & Knight LLP served as legal counsel to Codorus Valley.

About Orrstown

Orrstown Financial Services, Inc. and its wholly owned subsidiary, Orrstown Bank, provide a wide range of consumer and business financial services in Adams, Berks, Cumberland, Dauphin, Franklin, Lancaster, Perry, and York Counties, Pennsylvania and Anne Arundel, Baltimore, Howard, and Washington Counties, Maryland, as well as Baltimore City, Maryland. The Company’s lending area also includes adjacent counties in Pennsylvania and Maryland, as well as Loudon County, Virginia and Berkeley, Jefferson and Morgan Counties, West Virginia. Orrstown Bank is an Equal Housing Lender and its deposits are insured up to the legal maximum by the FDIC. Orrstown Financial Services, Inc.’s common stock is traded on the NASDAQ Global Select Market under the symbol “ORRF.”

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Orrstown.

Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on Orrstown’s current expectations and assumptions regarding Orrstown’s and Codorus Valley’s businesses, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Any number of risks, uncertainties, or other factors could affect Orrstown’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others: the outcome of any legal proceedings that may be instituted against Orrstown; the possibility that the anticipated benefits of the proposed transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Orrstown does business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the possibility that revenues following the transaction may be lower than expected; the impact of certain restrictions during the pendency of the transaction on Orrstown’s ability to pursue certain business opportunities and strategic transactions; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the ability to complete the integration of Orrstown and Codorus Valley successfully; the dilution caused by Orrstown’s issuance of additional shares of its capital stock in connection with the transaction; and the potential impact of general economic, political or market factors on the companies or the transaction and other factors that may affect future results of Orrstown. The foregoing list of factors is not exhaustive. Except to the extent required by applicable law or regulation, Orrstown disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding Orrstown and factors which could affect the forward-looking statements contained herein can be found in Orrstown’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, its Quarterly Report on Form 10-Q for the period ended March 31, 2024, and its other filings with the SEC. SEC filings are available free of charge on the SEC’s website at www.sec.gov.

For media inquiries or further information, please contact:

John Moss
SVP, Director of Marketing and Client Experience, Orrstown Bank
717-747-1520
jmoss@orrstown.com